Form 8-K	Panex Resources Inc.	Page 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	April 28, 2016 (April 28, 2016)

PANEX RESOURCES INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

504A Casabianca, 17 Bd du Larvotto, Monaco	98000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	+27 722 478 999

c/o 13 Allegro, Legato, Durbanville, South Africa 7536
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Panex Resources Inc.	Page 2

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 26, 2016, Ross Doyle resigned as a Chief Financial Officer, Treasurer and Secretary of Panex.  Mr. Doyle's resignation was not due to, and was not caused by, in whole or in part, any disagreement with Panex, whether related to Panex's operations, policies, practices, or otherwise.

ITEM 8.01            OTHER.

On April 26, 2016, we changed our corporate headquarters to 504A Casabianca, 17 Bd du Larvotto, 98000, Monaco. This is the home of Mark Gasson. We use 20 square feet for our office on a rent free basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Panex Resources Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PANEX RESOURCES INC.

Dated:	April 29, 2016	By:	MARK GASSON
Mark Gasson – President & CEO